UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1899

Dreyfus Growth Opportunity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 2/28(9)

Date of reporting period: 8/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Growth Opportunity Fund, Inc.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Growth Opportunity Fund, Inc. covers the six-month period from March 1, 2004, through August 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel, Christopher Blundin, Matthew Jenkin and Barry Mills.

Amid mixed signals from the U.S. economy, the major stock-market indices generally ended the reporting period slightly lower than where they began. The positive effects of better business conditions apparently were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and some disappointing labor statistics. In fact, over the second half of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases designed to forestall potential inflationary pressures.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Paul Kandel, Christopher Blundin, Matthew Jenkin and Barry Mills, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the six-month period ended August 31, 2004, the fund produced a total return of –3.78% .1 This compares with the performance of the fund's benchmark, the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), which produced a total return of –2.74% for the same period.2

Despite continuing U.S. economic growth, a number of political and economic uncertainties took a toll on equity prices during the reporting period. In response to these concerns, investors tended to favor traditionally defensive, value-oriented stocks.The fund underperformed its benchmark, primarily because the fund's balanced, growth-and-value investment approach led us to hold slightly greater exposure to growth-oriented stocks than the S&P 500 Index.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. The fund typically invests at least 80% of its assets in stocks issued primarily by U.S. companies.The fund also may invest up to 25% of its assets in foreign securities.The fund's stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

In choosing stocks during the reporting period, the fund employed a "bottom-up" approach, primarily focusing on companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers used fundamental analysis to create a broadly diversified core portfolio with a growth tilt.We selected stocks based on:

  Growth, in this case the sustainability or growth of earnings or cash flow;
  Valuation, or how a stock is priced relative to its perceived intrinsic worth or to other comparable companies; and
  Financial profile, which measures the financial health of the company.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund typically sold a security when we believed there had been a negative change in the fundamental factors surrounding the company, the company had become fully valued, the company had lost favor in the current market or economic environment or a more attractive opportunity had been identified.

Beginning September 15, 2004, the fund will migrate from a growth-tilt portfolio into a growth portfolio. In so doing, it will employ both a "bottom-up" and a "top-down" approach to investing, where securities would be selected on the basis of one or both of these approaches.

The Russell 1000 Growth Index will replace the S&P 500 Index as the fund's benchmark as of that date.The Russell Growth Index more closely approximates the types of securities in which the fund will look to invest under the approach.

What other factors influenced the fund's performance?

In May 2004, the fund's portfolio management team expanded to include three experienced analysts in addition to Paul Kandel, who generally has co-managed the fund since July 2001. Christopher Blundin, Matthew Jenkin and Barry Mills brought additional expertise in the key investment areas of consumer, health care and technology.

The expanded team enhanced the fund's performance, most notably in the technology sector. Sharp declines occurred in many technology stocks that had posted substantial gains during the prior reporting period, producing significant losses for both the market and the fund. Nevertheless, relatively good individual stock selections and a few well-timed trades enabled the fund to limit its losses in the sector. In addition to investing in strong positive performers, such as Internet services provider Yahoo!, the fund boosted returns through the timing of its trades in electronic game company Electronic Arts, computer storage supplier Veritas Software and software developer Symantec. Such moves helped cushion losses from other technology holdings, such as SanDisk and EMC.

The fund's investments in energy and consumer staples contributed positively to the fund's performance. Among energy stocks, the fund benefited from rising commodity prices with investments in equipment and service company BJ Services, and exploration and production companies, such as Anadarko Petroleum and XTO Energy. In the consumer staples sector, top holdings included Costco Wholesale and Procter & Gamble, both of which reported strong earnings. Returns also benefited from the fund's timely sale of bottler Coca-Cola Enterprises, which faced increasing competitive pressures.

On the other hand, investments in medical device makers Boston Scientific and Medtronic proved weak, undermining returns from better health care performers, such as biotechnology developer Genentech and European pharmaceutical giants Novartis AG and AstraZeneca Group. Among financial holdings, insurer Axis Capital Holdings lost ground due to pricing concerns and weakening growth prospects, causing us to sell the fund's position.Another insurer, St. Paul Travelers Cos., faced post-acquisition difficulties that weighed on the stock price. Finally, unfortunate timing of the fund's investment in metal mining company Phelps Dodge further detracted from performance.

What is the fund's current strategy?

As of the end of the reporting period, the fund continued to maintain generally sector-neutral positions compared to the S&P 500 Index. The fund remained overweighted in energy as we believed the group should benefit from continued supply/demand imbalances. However, as previously reported to shareholders, we are preparing to restructure the fund's holdings in line with its new benchmark, the Russell 1000 Growth Index, which is effective as of September 15, 2004.This index has a greater exposure to consumer, health care and technology stocks and a lesser exposure to financials and cyclicals. In anticipation of this transition, in June 2004, the fund added three new portfolio managers, whose expertise is in these areas.The new managers are Chris Blundin (consumer), Matt Jenkin (health care) and Barry Mills (technology).

September 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND'S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth Opportunity Fund, Inc. from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.19
Ending value (after expenses)	$962.20

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.35
Ending value (after expenses)	$1,019.91

† Expenses are equal to the fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS August 31, 2004 (Unaudited)
Common Stocks—97.9%	Shares	Value ($)

Consumer Discretionary—10.6%
Chico's FAS	35,000 [a,b]	1,431,500
Clear Channel Communications	29,000	971,790
Comcast, Cl. A	57,500 [a]	1,619,775
Disney (Walt)	38,500	864,325
eBay	25,000 [a]	2,163,500
Gannett	10,000	847,000
General Motors	13,500 [b]	557,685
Home Depot	67,000	2,449,520
Kohl's	35,000 [a]	1,731,800
McDonald's	50,000	1,351,000
NIKE, Cl. B	13,500	1,016,685
PetSmart	42,500	1,192,550
Royal Caribbean Cruises	30,000 [b]	1,239,000
Target	30,000	1,337,400
Time Warner	113,500 [a]	1,855,725
TJX Cos.	42,500	899,300
Toyota Motor, ADR	10,000	791,900
Univision Communications	27,500 [a,b]	907,500
Viacom, Cl. B	32,500	1,082,575
		24,310,530
Consumer Staples—11.3%
Altria Group	53,500	2,618,825
Anheuser-Busch Cos.	18,000	950,400
Coca-Cola	59,000	2,637,890
Colgate-Palmolive	32,500	1,755,000
Costco Wholesale	33,500	1,379,195
Estee Lauder Cos., Cl. A	22,000	966,900
Gillette	24,000	1,020,000
Kellogg	25,000	1,049,500
PepsiCo	45,000	2,250,000
Procter & Gamble	72,000	4,029,840
Wal-Mart Stores	110,000	5,793,700
Walgreen	41,000	1,494,450
		25,945,700
Energy—7.4%
Anadarko Petroleum	26,000	1,539,720
BJ Services	34,000	1,633,700

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares		Value ($)

Energy (continued)
ChevronTexaco	27,500		2,681,250
Exxon Mobil	160,000		7,376,000
Houston Exploration	22,500	[a]	1,155,375
Plains Exploration & Production	55,000	[a]	1,067,550
Schlumberger	23,000		1,421,400
			16,874,995
Financial—20.1%
American Express	17,500		875,350
American International Group	75,000		5,343,000
Bank of America	115,000		5,172,700
Bank of New York	38,000		1,132,400
Capital One Financial	20,000		1,355,200
CIT Group	23,000		822,020
Citigroup	125,000		5,822,500
Countrywide Financial	48,798		1,734,769
Doral Financial	22,000		894,740
Federal Home Loan Mortgage	23,500		1,577,320
Federal National Mortgage Association	22,500		1,675,125
Fidelity National Financial	50,000		1,882,500
Fifth Third Bancorp	27,500		1,369,775
Goldman Sachs Group	6,500		582,725
GreenPoint Financial	42,000		1,850,100
J.P. Morgan Chase & Co.	79,000		3,126,820
MBNA	49,700		1,199,758
Merrill Lynch	26,000		1,327,820
Morgan Stanley	23,500		1,192,155
Reinsurance Group of America	32,500		1,295,125
St. Paul Travelers Cos.	16,182		561,354
U.S. Bancorp	55,000		1,622,500
Wachovia	28,000		1,313,480
Wells Fargo	38,000		2,232,500
			45,961,736
Health Care—14.0%
Abbott Laboratories	30,000		1,250,700
Amgen	24,000	[a]	1,422,960
AstraZeneca Group, ADR	30,000		1,395,900
Bard (C.R.)	24,000		1,346,400

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Biogen Idec	15,000 [a]	889,950
Bristol-Myers Squibb	30,000	711,900
DaVita	36,000 [a]	1,091,160
Genzyme	21,000 [a]	1,134,000
Guidant	17,600	1,052,480
Eli Lilly & Co.	8,200	520,290
IVAX	48,750 [a]	943,800
Johnson & Johnson	81,864	4,756,298
Medicis Pharmaceutical, Cl. A	27,500	1,007,050
Medtronic	30,000	1,492,500
Merck & Co.	33,000	1,484,010
Novartis, ADR	30,000	1,393,500
Pfizer	197,600	6,455,592
Schering-Plough	70,000	1,292,200
Sepracor	25,500 [a,b]	1,265,055
Teva Pharmaceutical Industries, ADR	40,000	1,090,000
		31,995,745
Industrials—11.4%
Boeing	22,500	1,174,950
Caterpillar	15,000	1,090,500
Danaher	28,000	1,439,760
Deere & Co.	25,000	1,581,750
Emerson Electric	20,000	1,245,000
General Electric	250,800	8,223,732
Honeywell International	27,000	971,460
Illinois Tool Works	15,000	1,369,350
Lockheed Martin	17,000	914,260
Norfolk Southern	40,000	1,136,000
Southwest Airlines	70,000	1,037,400
3M	19,600	1,614,256
Tyco International	47,000	1,472,040
United Parcel Service, Cl. B	20,000	1,461,000
United Technologies	14,000	1,314,740
		26,046,198
Information Technology—14.5%
Accenture	45,000 [a]	1,174,500
Adobe Systems	25,000	1,146,750

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Cisco Systems	170,000 [a]	3,189,200
Dell	75,000 [a]	2,613,000
Electronics Arts	17,500 [a]	871,150
First Data	27,500	1,161,875
Intel	125,000	2,661,250
International Business Machines	40,000	3,387,600
Lexmark International	13,000 [a]	1,149,850
Linear Technology	30,000	1,073,100
Microchip Technology	40,000	1,055,600
Microsoft	238,000	6,497,400
Motorola	57,500	928,625
Oracle	145,000 [a]	1,445,650
QUALCOMM	53,000	2,016,650
Symantec	24,000 [a]	1,151,040
Yahoo!	62,000 [a]	1,767,620
		33,290,860
Materials—2.8%
Air Products & Chemicals	26,000	1,361,880
Alcoa	34,900	1,130,062
Du Pont (E.I.) de Nemours	29,000	1,225,540
Newmont Mining	20,000	887,800
Praxair	23,500	953,630
Weyerhaeuser	15,000	937,650
		6,496,562
Telecommunication Services—2.7%
BellSouth	40,000	1,070,400
SBC Communications	102,500	2,643,475
Verizon Communications	63,500	2,492,375
		6,206,250
Utilities—3.1%
Devon Energy	15,000	972,150
Exelon	44,200	1,628,770
FPL Group	19,000 [b]	1,314,800
Progress Energy	16,000	702,240
Southern	41,000	1,244,350

10

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Wisconsin Energy	41,000	1,342,750
		7,205,060
Total Common Stocks
(cost $184,152,503)		224,333,636

	Principal
Short-Term Investments—2.2%	Amount ($)	Value ($)

1.28%, 9/2/2004	3,185,000	3,184,873
1.30%, 9/16/2004	553,000	552,668
1.38%, 9/23/2004	1,041,000	1,040,094
1.50%, 11/26/2004	150,000	149,441
Total Short-Term Investments
(cost $4,927,173)		4,927,076

Investments of Cash Collateral
for Securities Loaned—3.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $6,942,000)	6,942,000 [c]	6,942,000

Total Investments (cost $196,021,676)	103.1%	236,202,712
Liabilities, Less Cash and Receivables	(3.1%)	(7,027,593)
Net Assets	100.0%	229,175,119

[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund's securities on loan is $6,715,540 and the total market value of the collateral held by the fund is $6,942,000.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial	20.1	Consumer Staples	11.3
Information Technology	14.5	Consumer Discretionary	10.6
Health Care	14.0	Energy	7.4
Other	13.8
Industrials	11.4		103.1

† Based on net assets.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $6,715,540)—Note 1(c)
Unaffiliated issuers	189,079,676	229,260,712
Affiliated issuers	6,942,000	6,942,000
Cash		57,438
Receivable for investment securities sold		1,239,111
Dividends and interest receivable		376,617
Receivable for shares of Common Stock subscribed		39,134
Prepaid expenses		25,500
		237,940,512

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		170,280
Liability for securities on loan—Note 1(c)		6,942,000
Payable for investment securities purchased		1,521,750
Payable for shares of Common Stock redeemed		67,578
Accrued expenses		63,785
		8,765,393

Net Assets ($)		229,175,119

Composition of Net Assets ($):
Paid-in capital		232,208,069
Accumulated undistributed investment income—net		545,988
Accumulated net realized gain (loss) on investments		(43,759,974)
Accumulated net unrealized appreciation
(depreciation) on investments		40,181,036

Net Assets ($)		229,175,119

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		29,727,125
Net Asset Value, offering and redemption price per share ($)		7.71

See notes to financial statements.

12

STATEMENT OF OPERATIONS Six Months Ended August 31, 2004 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $4,552 foreign taxes withheld at source)	1,788,527
Interest	11,201
Income from securities lending	5,889
Total Income	1,805,617
Expenses:
Management fee—Note 3(a)	890,325
Shareholder servicing costs—Note 3(b)	251,212
Professional fees	32,310
Prospectus and shareholders' reports	27,166
Registration fees	25,791
Custodian fees—Note 3(b)	11,204
Directors' fees and expenses—Note 3(c)	10,727
Loan commitment fees—Note 2	1,356
Interest expense—Note 2	243
Miscellaneous	5,904
Total Expenses	1,256,238
Investment Income—Net	549,379

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,423,916
Net realized gain (loss) on financial futures	91,096
Net Realized Gain (Loss)	2,515,012
Net unrealized appreciation (depreciation) on investments	(12,448,948)
Net Realized and Unrealized Gain (Loss) on Investments	(9,933,936)
Net (Decrease) in Net Assets Resulting from Operations	(9,384,557)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2004	Year Ended
	(Unaudited)	February 29, 2004

Operations ($):
Investment income—net	549,379	1,155,712
Net realized gain (loss) on investments	2,515,012	10,923,578
Net unrealized appreciation
(depreciation) on investments	(12,448,948)	55,982,088
Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,384,557)	68,061,378

Dividends to Shareholders from ($):
Investment income—net	(836,233)	(930,831)

Capital Stock Transactions ($):
Net proceeds from shares sold	4,856,605	25,304,750
Dividends reinvested	798,738	890,950
Cost of shares redeemed	(17,081,124)	(42,736,296)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(11,425,781)	(16,540,596)
Total Increase (Decrease) in Net Assets	(21,646,571)	50,589,951

Net Assets ($):
Beginning of Period	250,821,690	200,231,739
End of Period	229,175,119	250,821,690
Undistributed investment income—net	545,988	832,842

Capital Share Transactions (Shares):
Shares sold	625,954	3,591,524
Shares issued for dividends reinvested	100,851	137,216
Shares redeemed	(2,188,318)	(5,961,180)
Net Increase (Decrease) in Shares Outstanding	(1,461,513)	(2,232,440)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
August 31, 2004			Fiscal Year Ended February,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	8.04	5.99	7.76	8.66	11.14	10.66
Investment Operations:
Investment income—net	.02[a]	.04[a]	.02[a]	.02[a]	.00[a,b]	.01
Net realized and unrealized
gain (loss) on investments	(.32)	2.04	(1.77)	(.89)	(2.00)	1.65
Total from Investment
Operations	(.30)	2.08	(1.75)	(.87)	(2.00)	1.66
Distributions:
Dividends from investment
income—net	(.03)	(.03)	(.02)	(.01)	(.00)[b]	(.01)
Dividends from net realized
gain on investments	—	—	—	(.02)	(.48)	(1.17)
Total Distributions	(.03)	(.03)	(.02)	(.03)	(.48)	(1.18)
Net asset value, end of period	7.71	8.04	5.99	7.76	8.66	11.14

Total Return (%)	(3.78)[c]	34.81	(22.62)	(10.02)	(18.47)	16.63

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.53[c]	1.03	1.06	1.05	.98	1.03
Ratio of net investment income
to average net assets	.23[c]	.50	.32	.28	.04	.11
Portfolio Turnover Rate	30.67[c]	78.29	72.32	103.06	215.64	86.41

Net Assets, end of period
($ x 1,000)	229,175	250,822	200,232	290,179	348,425 482,857

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than$.01 per share.
[c]	Not annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the fund's Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net real-

ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $42,481,234 available for federal income taxes to be applied against future net securities profits, if any, realized subsequent to February 29, 2004. If not applied, $24,653,831 of the carryover expires in fiscal 2010 and $17,827,403 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2004 was as follows: ordinary income $930,831. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2004 was approximately $29,300, with a related weighted average annualized interest rate of 1.62% .

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager,the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense.During the period ended August 31,2004,there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2004, the fund was charged $128,514 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $79,971 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $11,204 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of:management fees $141,532, custodian fees $4,236 and transfer agency per account fees $24,512.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2004, amounted to $72,562,867 and $88,668,105, respectively.

At August 31, 2004, accumulated net unrealized appreciation on investments was $40,181,036, consisting of $41,886,713 gross unrealized appreciation and $1,705,677 gross unrealized depreciation.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consists of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2004, there were no financial futures contracts outstanding.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At August 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTES

For More Information

Dreyfus	Transfer Agent &
Growth Opportunity Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund's fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation 0018SA0804

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not Applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.

Exhibits.
(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth Opportunity Fund, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:

October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:
October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:
October 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)